UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 5, 2004

EXIDE TECHNOLOGIES

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware (State or other jurisdiction of incorporation)	1-11263 (Commission File Number)	23-0552730 (IRS Employer Identification No.)

Crossroads Corporate Center
3150 Brunswick Pike
Suite 230
Lawrenceville, New Jersey 08648
(Address of Principal Executive Offices, including Zip Code)

(609) 512-3000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1 PRESS RELEASE DATED 10/5/2004

Item 7.01 Regulation FD Disclosure

     On October 5, 2004, Exide Technologies announced that Craig H. Muhlhauser, President and Chief Executive Officer, would be making a presentation at the Deutsche Bank High-Yield Conference in Scottsdale, Arizona on October 6, 2004.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

     99.1 Press Release, dated October 5, 2004, announcing CEO Craig H. Muhlhauser’s attendance at the Deutsche Bank High-Yield Conference on October 6, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 5, 2004

EXIDE TECHNOLOGIES
By:	/s/ Craig H. Muhlhauser
Craig H. Muhlhauser
President and Chief Executive Officer